UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                  May 30, 2002
                       (AMENDING REPORT OF APRIL 4, 2002)

                              --------------------

                      RESOURCE ASSET MANAGEMENT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        NEVADA                        33-19345-LA                 93-0943718
   (STATE OR OTHER                   (COMMISSION                (IRS EMPLOYER
JURISDICTION OF INCORPORATION)       FILE NUMBER)            IDENTIFICATION NO.)


               2950 E. Flamingo Road, Suite B, Las Vegas, NV 89121
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (702) 892-0990
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              --------------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                              --------------------
================================================================================

Item 2.

On or about March 31, 2002 the Company completed an agreement to acquire 25,000 shares (all outstanding shares) in Southwick Management Inc. As described in Current Reports dated April 4, 2002 and May 15, 2002, and filed by reference herewith, this transaction was accounted for as a reverse merger. Following are the financial statements and pro forma statements pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 , rule 13a-11 or Rule 15d-11.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

         (1)    Southwick Management Inc.

               Independent Auditor's Report and Financial Statements for the Period February 26, 2002 (Inception) to March 31, 2002,

INDEPENDENT AUDITORS REPORT

To the Stockholders and Board of Directors
Southwick Management, Inc.:

We have audited the accompanying balance sheet of Southwick Management, Inc. (a development stage company) as of March 31, 2002 and the related statements of operations, stockholders' deficit and cash flows for the period then ended and for the period from February 26, 2002 (inception), to March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southwick Management, Inc. and subsidiaries as of March 31, 2002 and the results of its operations and its cash flows for the period then ended and from February 26, 2002 (inception), to March 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company's has not earned any revenue since its inception and has incurred a net loss of $1,800 through March 31, 2002. These factors as discussed in Note 3 to the financial statements, raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KABANI & COMPANY, INC.
CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California
May 20, 2002

                           SOUTHWICK MANAGEMENT, INC.
                          (A development stage company)
                                  BALANCE SHEET
                                 MARCH 31, 2002


                                     ASSETS
                                     ------

CURRENT ASSETS:
     Cash & cash equivalents                                            $  --
                                                                        -------

                                                                        $  --
                                                                        =======



                     LIABILITIES AND STOCKHOLDERS' DEFICIT
                     -------------------------------------


CURRENT LIABILITIES:
     Accrued expenses                                                   $   800

COMMITMENTS

STOCKHOLDERS' DEFICIT
     Common stock, no par value; Authorized shares
      25,000; Issued and outstanding shares 20,000                        1,000
     Deficit accumulated during the development stage                    (1,800)
                                                                        -------

          Total stockholders' deficit                                      (800)
                                                                        -------
                                                                        $   --
                                                                        =======




   The accompanying notes are an integral part of these financial statements.

                           SOUTHWICK MANAGEMENT, INC.
                          (A development stage company)
                             STATEMENT OF OPERATIONS
         FOR THE PERIOD FEBRUARY 26, 2002 (INCEPTION) TO MARCH 31, 2002



Net revenue                                                   $       --

Operating expenses
            Incorporation expenses                                   1,000
                                                              ------------


Loss before income tax                                              (1,000)

Provision for income tax                                               800
                                                              ------------

Net loss                                                      $     (1,800)
                                                              ============


Basic and diluted net loss per share                          $      (0.09)
                                                              ============


Basic and diluted weighted average shares outstanding               20,000
                                                              ============





   The accompanying notes are an integral part of these financial statements.





                                                     SOUTHWICK MANAGEMENT, INC.
                                                   (A development stage company)
                                                STATEMENT OF STOCKHOLDERS' DEFICIT
                                  FOR THE PERIOD FEBRUARY 26, 2002 (INCEPTION) TO MARCH 31, 2002


                                                       Common Stock                                       Deficit
                                                  --------------------------       Accumulated            Total
                                                  Number of                        during develop-      Stockholders'
                                                  Shares            Amount         ment stage            deficit
                                                  -------           -------           -------            -------

Balance at February 26, 2002 (inception)             --                --                --                 --

Issuance of common stock                           20,000             1,000              --                1,000

Net loss for the period                              --                --              (1,800)            (1,800)

                                                  -------           -------           -------            -------

Balance at March 31, 2002                          20,000           $ 1,000           $(1,800)           $  (800)
                                                  =======           =======           =======            =======



                            The accompanying notes are an integral part of these financial statements.

                           SOUTHWICK MANAGEMENT, INC.
                          (A development stage company)
                             STATEMENT OF CASH FLOWS
         FOR THE PERIOD FEBRUARY 26, 2002 (INCEPTION) TO MARCH 31, 2002



CASH FLOWS FROM OPERATING ACTIVITIES:
      Net loss                                                          $(1,800)
      Adjustments to reconcile net loss to net cash used in
         operating activities:
           Increase in current liabilities:
                       Accrued expense                                      800
                                                                        -------

      Net cash used in operating activities                              (1,000)
                                                                        -------


CASH FLOWS FROM FINANCING ACTIVITIES:
           Issuance of shares                                             1,000
                                                                        -------


NET INCREASE IN CASH & CASH EQUIVALENTS                                    --

CASH & CASH EQUIVALENTS, BEGINNING BALANCE                                 --
                                                                        -------


CASH & CASH EQUIVALENTS, ENDING BALANCE                                 $  --
                                                                        =======


   The accompanying ntoes are an integral part of these financial statements.

                           SOUTHWICK MANAGEMENT, INC.
                          (A development stage company)
                          NOTES TO FINANCIAL STATEMENTS

1.       DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Southwick Management, Inc. ("the Company"), is a development stage enterprise incorporated in the State of Nevada on February 26, 2002. The Company has had no significant operations since its inception. The Company's only activity has been organizational and developing its business plan. The Company's objective is to engage in acquiring and leasing equipment and facilities for timber extraction and related activities in Baja California, Mexico.

The accounting policies of the Company are in accordance with generally accepted accounting principles and conform to the standards applicable to development stage companies. The Company's fiscal year ends on September 30, 2002.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 101. Revenue will be recognized when services are rendered. Generally, the Company will extend credit to its customers/clients and would not require collateral. The Company will perform ongoing credit evaluations of its customers/clients. The company did not earn any revenue through March 31, 2002.

Income taxes

Deferred income tax assets and liabilities will be computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. As the Company had no operations through March 31, 2002, the provision for income tax consists of minimum California franchise tax.

Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.


Basic and diluted net loss per share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Start-Up Costs

Start-up costs include legal and professional fees. In accordance with Statement of Position 98-5, "Costs of Start-Up Activities," these costs have been expensed as incurred.

Development Stage Enterprise

The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company`s planned principal operations have not commenced, and accordingly, no revenue has been derived during this period.

Accounting developments

On July 20, 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements make significant changes to the accounting for business combinations, goodwill, and intangible assets.

SFAS No. 141 establishes new standards for accounting and reporting requirements for business combinations and will require that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method will be prohibited. This statement is effective for business combinations completed after June 30, 2001.

SFAS No. 142 establishes new standards for goodwill acquired in a business combination and eliminates amortization of goodwill and instead sets forth methods to periodically evaluate goodwill for impairment. Intangible assets with a determinable useful life will continue to be amortized over that period. This statement is effective January 1, 2002.

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations". SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The impact of the adoption of SFAS 143 on the Company's reported operating results, financial position and existing financial statement disclosure is not expected to be material.

In August 2001, Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), was issued. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001. The impact of the adoption of SFAS 144 on the Company's reported operating results, financial position and existing financial statement disclosure is not expected to be material.

The adoption of above pronouncements, did not materially impact the Company's financial position or results of operations.

3.       GOING CONCERN

As of March 31, 2002, the Company has a limited operating history under its current structure, which raises substantial doubt about the Company's ability to continue as a going concern. The Company's has not earned any revenue since its inception and has incurred a net loss of $1,800 through March 31, 2002. Losses are expected to continue for the immediate future. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort from inception through the period ended March 31, 2002, towards obtaining additional equity. In this regard, the Company was acquired on March 31, 2002 by Resources Asset Management Corporation (note 6).

4.       SHAREHOLDERS' EQUITY

On the formation of the Company, the Company issued 20,000 shares to its founders for incorporation expenses paid by the founders amounting $1,000.

5.       SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company has not paid any amount for tax or interest since its inception.

6.       ACQUISITION

On March 31, 2002, one hundred percent (100%) of the common shares of the Company were acquired by Resources Asset Management Corporation. (RAMC). The purchase was consummated by issuing 3,000,000 shares of common stock and 1,000,000 shares of Class A convertible preferred stock of RAMC to the shareholders of the Company. For accounting purposes, the transaction will be treated as a recapitalization of RAMC, with the Company as the accounting acquirer (reverse acquisition), and will be accounted for in a manner similar to a pooling of interests. After the merger, the current shareholders of the Company own 69.20% of the total voting shares of RAMC. The total voting shares include 10 votes for each preferred stock owned for a total of 10,000,000 votes plus 3,000,000 votes for common stock owned.

     (b)  Pro Forma Financial Information.
         Pro Forma Financial Statements for the Period Ended March 31, 2002.

         Pro Forma Financial Statements (INSERT HERE)

     (c)  Exhibits
         Current Report previously filed on Form 8K on April 4, 2002 and incorporated herewith by reference. Current Report previously filed on Form 8K/A on May 15, 2002 and incorporated herewith by reference.


May 30, 2002                            Resource Asset Management Corporation

                                            /S/ Howard Behling
                                                --------------------------------
                                                Howard Behling
                                                Director, President,
                                                and Chief Executive Officer

                                            /S/ E. G. Marchi
                                            ------------------------------------
                                                E. G. Marchi
                                                Director, Secretary, Treasurer,
                                                and Vice President